UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01402

CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(Zip code)

Lynne Gugenheim

333 South Wabash Avenue, 23S

Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

ITEM 1: REPORTS TO STOCKHOLDERS

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Pension Client Services-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

Continental Assurance Company

Separate Account (B)

Report to Participants

June 30, 2009

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

Dear Participant:

For the six months ended June 30, 2009, Continental Assurance Company Separate Account (B) (Separate Account (B)) provided its participants with a total return of 7.7% compared to a total return of 7.5% for its benchmark, the Standard & Poor’s (S&P) 500/Citigroup Growth Index®. Separate Account (B) outperformed its benchmark at a time when the broad domestic equity markets were very volatile, losing over 10.0% in the first quarter only to gain over 10.0% in the second quarter. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The U.S. economy is generally expected to move out of the current recession during the second half of 2009 although growth will likely remain relatively low. Economic forecasts as of June 2009 anticipate Real Gross Domestic Product (RGDP) reaching 1.0% to 2.0% during the second half of the year. However, the anticipated increase in RGDP does not necessarily indicate sustained economic strength as a large part of the growth is expected to come from government stimulus programs.

Core inflation (which excludes food and energy prices) is expected to decrease from June 2009’s level of 1.6% to 1.4% for the second half of the year. Unemployment rates have grown steadily for over a year and are anticipated to reach 10.0% in the fourth quarter of 2009. Increasing unemployment generally places downward pressure on consumer spending which represents more than two-thirds of the total economy. Additional downward pressure on consumer spending may result if consumer savings rates continue to increase during the second half of 2009 similar to what occurred during the first half of the year. Potential positive developments for consumer spending in the second half of 2009 include an additional $2 billion funding of the government’s “Cash-for-Clunkers” program. Consensus forecasts as of June 2009 indicate that the market does not expect the Federal Reserve Board (the Fed) to change the Fed Funds Target Rate from its current range of 0.00% to 0.25% for the remainder of 2009. The Fed will likely consider future rate increases if/when core inflation gets above 2.0%.

With the expectation of slow economic growth and rising unemployment rates, many equity managers focus on the Consumer Staples, Materials and Utilities sectors, holding attractively priced stocks that have growth potential as well as the potential for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria and will continue to consider additional positions as circumstances warrant. In addition, your Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) as well as the overall market environment and key investment strategies used during the first half of 2009. Ms. McGirr became the Portfolio Manager for Separate Account (B) in 2002 after having been its Chairman for four years. In addition, she was the trader for Separate Account (B) for eleven years and has more than twenty-five years of investment experience.

Separate Account (B)’s accumulated unit value increased by 7.7%, including reinvested dividends, during the first half of 2009. During the same time period, including reinvested dividends, the S&P 500 Index® (the S&P 500) was up 3.2% and the S&P 500/Citigroup Growth Index® increased by 7.5%. The S&P 500 is a broad index which contains both value stocks and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is Separate Account (B)’s benchmark for performance. Your portfolio is structured for growth, with a core holding of high quality, large-cap growth companies. Separate Account (B)’s year-to-date performance exceeded its benchmark by a margin of 0.2%. Separate Account (B)’s excess return was primarily driven by individual stock selection which resulted in strong relative performance in the Energy, Consumer Discretionary, Materials and Financial sectors. Additional excess returns from stock selection and sector weighting were generated in the Industrials and Information Technology sectors.

Common Stock Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

June 30, 2009

Sector	Separate Account (B)	S&P 500 / Citigroup Growth Index®
Consumer Discretionary	4.1%	8.2%
Consumer Staples	14.8%	12.0%
Energy	11.2%	20.6%
Financials	4.4%	5.5%
Health Care	13.8%	14.4%
Industrials	11.7%	8.2%
Information Technology	30.2%	28.2%
Materials	5.2%	2.5%
Telecommunication Services	1.8%	0.2%
Utilities	2.8%	0.2%

The most severe recession in the post-war period began to ease in the second quarter of 2009 and is generally expected to end later in the year. Real Gross Domestic Product fell by 6.4% in the first quarter of 2009 and 1.0% in the second quarter. Factors dampening economic growth during the first six months of 2009 included rising unemployment, an increase in consumer savings levels and decreases in personal income. Positive developments during the first half of the year included decreasing levels of core inflation, government stimulus programs, increases in pending home sales, increasing consumer confidence and low short-term interest rates.

Consumer spending, which represents over two-thirds of U.S. economic activity, was negatively impacted in the first two quarters of 2009 by several factors. Unemployment, which ended 2008 at 6.9%, topped 8.0% in the first quarter of 2009 and reached 9.3% by the end of June. Consumers responded to declining home prices, job uncertainty and tighter loan underwriting standards by increasing savings rates during the first half of 2009, reducing the amount of disposable income available to be spent on goods and services. Lastly, personal income dropped 1.3% in June of 2009, the largest single month decrease since January of 2005.

Positive economic developments during the first half of 2009 helped slow the economy’s rate of contraction. Core inflation, which excludes food and energy prices, stood at 1.9% during the fourth quarter of 2008 before dropping to 1.7% in the first quarter of 2009 and 1.6% in the second quarter. The government’s auto stimulus program “Cash-for-Clunkers” encouraged consumer spending by putting $1 billion directly in consumer’s hands and helped to revitalize automobile sales. Pending home sales increased in June of 2009 for the fifth consecutive month according to the National Association of Realtors’® Pending Home Sales Index. The University of Michigan’s Consumer Confidence Index rose for the fourth consecutive month to 70.8 in June of 2009, up from May’s level of 68.7 and reaching its highest level since February of 2008. The Federal Reserve Board (the Fed) kept the Fed Funds Target Rate range unchanged at 0.00% to 0.25% during the first six months of 2009 as inflation fell and the recession continued. U.S. Treasury yields increased during the first half of 2009, particularly for issues with two or more years to maturity.

The Portfolio Manager’s key investment strategy during the first six months of 2009, given her expectations of general economic contraction and increasing levels of unemployment, was to focus on the Information Technology, Materials and Utilities sectors.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. In addition, the performance data does not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the performance results. The returns shown do not reflect taxes that a participant would pay on distributions from Separate Account (B) or on the sale of Separate Account (B) units.

Committee Members for Separate Account (B)

Dennis R. Hemme Chairman of the Committee and President Senior Vice President and Treasurer Continental Assurance Company	Richard T. Fox Financial Consultant	Peter J. Wrenn Chairman and Treasurer Hudson Technology, Inc.

Marilou R. McGirr Vice President and Treasurer (Portfolio Manager) Vice President and Assistant Treasurer Continental Assurance Company	Petrine J. Nielsen Retired

Officers

Thomas C. Scott Principal Executive Officer Senior Vice President Life and Group Operations Continental Assurance Company	Lawrence J. Boysen Principal Financial and Accounting Officer Senior Vice President and Corporate Controller Continental Assurance Company	Michael P. Coffey Chief Compliance Officer Assistant Vice President and Assistant General Counsel Continental Assurance Company

Auditors	Custodian

Deloitte & Touche LLP Chicago, Illinois	JPMorgan Chase Bank, N.A. Chicago, Illinois

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of Accumulation Unit Values (Unaudited)

	Valuation Date	Unit Market Value
2009	June 30,	$22.23
2008	December 31,	20.64
2007	December 31,	32.10
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years, and at June 30, 2009. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments (Unaudited)

June 30, 2009 (All investments are in securities of unaffiliated issuers)	Number of Shares	Fair Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–4.1%
Hotels, Restaurants & Leisure–2.5%
Marriott International, Inc.—Class A	31,114	$686,686

Multiline Retail–1.6%
Nordstrom, Inc.	22,750	452,498

CONSUMER STAPLES–14.7%
Beverages–6.9%
Molson Coors Brewing Company—Class B	16,500	698,445
Pepsico, Inc.	22,000	1,209,120

		1,907,565

Food & Staples Retailing–2.9%
CVS Caremark Corporation	25,000	796,750

Household Products–2.6%
The Procter & Gamble Company	14,000	715,400

Tobacco–2.3%
Philip Morris International Inc.	15,000	654,300

ENERGY–11.0%
Energy Equipment & Services–5.7%
Halliburton Company	30,000	621,000
Schlumberger Limited(**)	10,000	541,100
Weatherford International Ltd.(*) (**)	22,000	430,320

		1,592,420

Oil, Gas & Consumable Fuels–5.3%
Exxon Mobil Corporation	16,000	1,118,560
Marathon Oil Corporation	12,000	361,560

		1,480,120

(*)	Denotes non–income producing holdings for the six months ended June 30, 2009.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Schedule of Investments — continued (Unaudited)

June 30, 2009 (All investments are in securities of unaffiliated issuers)	Number of Shares	Fair Value
FINANCIALS–4.3%
Capital Markets–2.0%
The Bank of New York Mellon Corporation	18,868	$553,021

Diversified Financial Services–2.3%
JPMorgan Chase & Co.	19,000	648,090

HEALTH CARE–13.7%
Biotechnology–3.4%
Gilead Sciences, Inc.(*)	20,000	936,800

Health Care Equipment & Supplies–4.8%
Baxter International Inc.	10,000	529,600
St. Jude Medical, Inc.(*)	20,000	822,000

		1,351,600

Pharmaceuticals–5.5%
Abbott Laboratories	16,500	776,160
Pharmaceutical Holdrs (SM) Trust(***)	12,500	749,125

		1,525,285

INDUSTRIALS–11.6%
Aerospace & Defense–7.1%
The Boeing Company	10,800	459,000
L-3 Communications Holdings, Inc.	10,000	693,800
United Technologies Corporation	16,000	831,360

		1,984,160

Road & Rail–4.5%
CSX Corporation	36,000	1,246,680

(*)	Denotes non–income producing holdings for the six months ended June 30, 2009.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Schedule of Investments — continued (Unaudited)

June 30, 2009 (All investments are in securities of unaffiliated issuers)	Number of Shares	Fair Value
INFORMATION TECHNOLOGY–30.0%
Communications Equipment–7.1%
Cisco Systems, Inc.(*)	40,000	$745,600
Corning Incorporated	35,000	562,100
Qualcomm Incorporated	15,000	678,000

		1,985,700

Computers & Peripherals–4.2%
Hewlett-Packard Company	30,000	1,159,500

Internet Software & Services–7.6%
Google Inc.—Class A(*)	5,000	2,107,950

IT Services–9.4%
Mastercard Incorporated—Class A	10,000	1,673,100
Visa Inc.—Class A	15,000	933,900

		2,607,000

Semiconductors & Semiconductor Equipment–1.7%
Applied Materials, Inc.	42,500	466,225

MATERIALS–5.1%
Chemicals–5.1%
Praxair, Inc.	20,000	1,421,400

TELECOMMUNICATION SERVICES–1.8%
Diversified Telecommunication–1.8%
Qwest Communications International Inc.	120,000	498,000

UTILITIES–2.8%
Electric Utilities–2.8%
Exelon Corporation	15,000	768,150

Total Common Stocks–99.1%		27,545,300

MONEY MARKET FUND
JPMorgan U.S. Government Agency Shares		239,849

Total short-term–0.9%		239,849

TOTAL INVESTMENTS		$27,785,149

(*)	Denotes non–income producing holdings for the six months ended June 30, 2009.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities (Unaudited)

June 30, 2009
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at fair value	$27,545,300
Money market fund	239,849

Total investments (cost: $27,080,225)	27,785,149

Dividends and interest receivable	16,347
Prepaid expenses	23,370
Receivable from Continental Assurance Company for fund deposits	6,819

Total assets	27,831,685

Liabilities:
Fees payable to Continental Assurance Company	2,668
Accrued expenses	5,444

Total liabilities	8,112

Participants’ equity — net assets
Accumulated net investment income	54,106,608
Accumulated net realized gain on investment transactions	175,331,258
Accumulated net unrealized gains	704,924
Capital paid in	(202,319,217)

Total participants’ equity — net assets (1,251,345 accumulation units outstanding at $22.23 per accumulation unit; unlimited accumulation units authorized)	$27,823,573

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Statement of Operations (Unaudited)

Six months ended June 30, 2009
Investment income:
Dividends	$252,580
Interest	1,682

Total investment income	254,262

Expenses:
Investment advisory fees	64,344
Legal and audit	28,770
Prospectus and unitholder reports	16,658
Committee Member fees	14,877
Fidelity bond	3,227
Miscellaneous	2,956

Total expenses	130,832

Net investment income	123,430

Investments:
Net realized gains (losses) on investments	(202,525)

Change in net unrealized gains (losses) on investments	2,040,944

Net gains (losses) on investments	1,838,419

Net increase (decrease) in participants’ equity resulting from operations	$1,961,849

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Statements of Changes in Participants’ Equity (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From operations:
Net investment income	$123,430	$234,359
Net realized gains (losses) on investments	(202,525)	(521,903)
Change in net unrealized gains (losses) on investments	2,040,944	(14,992,260)

Net increase (decrease) in participants’ equity resulting from operations	1,961,849	(15,279,804)

From accumulation unit transactions:
Withdrawals (35,130 accumulation units in 2009, and 83,770 accumulation units in 2008)	(696,808)	(2,141,583)

Net decrease in participants’ equity resulting from accumulation unit transactions	(696,808)	(2,141,583)

Total increase (decrease) in participants’ equity	1,265,041	(17,421,387)

Participants’ equity, beginning of the year	26,558,532	43,979,919

Participants’ equity, end of period	$27,823,573	$26,558,532

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Continental Assurance Company Separate Account (B)

Financial Highlights (Unaudited)

(Per accumulation unit outstanding during the period)		Years ended December 31,
	Six months ended June 30, 2009	2008	2007	2006	2005	2004

Value at the beginning of the period	$20.64	$32.10	$26.81	$23.08	$21.15	$19.55

Investment income(1)	0.20	0.41	0.34	0.30	0.27	0.32
Expenses(1)	(0.10)	(0.23)	(0.24)	(0.20)	(0.18)	(0.16)

Net investment income	0.10	0.18	0.10	0.10	0.09	0.16
Net gain (loss) on investments	1.49	(11.64)	5.19	3.63	1.84	1.44

Net increase (decrease) in participants’ equity resulting from operations	1.59	(11.46)	5.29	3.73	1.93	1.60

Value at the end of the period	$22.23	$20.64	$32.10	$26.81	$23.08	$21.15

Net assets ($000’s)	$27,824	$26,559	$43,980	$40,224	$42,248	$52,838
Total return(2)	7.7%	(35.7)%	19.7%	16.2%	9.1%	8.2%
Ratio of net investment income to average participants’ equity	0.95%	0.63%	0.34%	0.40%	0.41%	0.76%
Ratio of expenses to average participants’ equity	1.00%	0.83%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover rate	3%	22%	11%	43%	48%	52%
Number of accumulation units outstanding at the end of the period	1,251,345	1,286,475	1,370,245	1,500,346	1,830,683	2,497,896

(1)	Investment income and expenses per accumulation unit is based on average accumulation units outstanding during the period.
(2)	These numbers do not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the total return. In addition, the returns shown do not reflect taxes that a participant would pay on Separate Account (B) distributions or on the sale of Separate Account (B) units. The total return figures presented here represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B).

The accompanying Notes are an integral part of these Financial Statements (Unaudited)

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) (Separate Account (B)) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 90% of the outstanding common stock of CNAF as of June 30, 2009.

CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly new purchases of accumulation units by Separate Account (B) participants generally are not being accepted, except where contractually required. CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates fair value. Money market funds are valued at net asset value which approximates fair value.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income on the money market fund is accrued on a daily basis.

Options

CAC, on behalf of Separate Account (B), may write covered call options for income enhancement purposes, purchase covered put options for hedging purposes and close out such positions with other option transactions. There were no option transactions for the six months ended June 30, 2009 and no options were outstanding as of June 30, 2009.

Expenses

Effective as of June 1, 2007, most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the accumulation unit and the value of the annuity unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by the participant. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. For the six months ended June 30, 2009, management has evaluated subsequent events through the filing date of August 28, 2009.

Accounting Pronouncements

Financial Accounting Standards Board (FASB) Staff Position (FSP) Financial Accounting Standard (FAS) 107-1 and Accounting Principles Board (APB) 28-1, Interim Disclosures about Fair Value of Financial Instruments (FSP FAS 107-1 and APB 28-1)

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1 which increased the frequency of disclosures regarding fair value of financial instruments, requiring the disclosures in interim as well as annual financial statements. These disclosures were previously required on an annual basis only. The adoption of FSP FAS 107-1 and APB 28-1 had no impact on Separate Account (B)’s net assets or results of operations. Separate Account (B) has complied with the interim disclosure requirements in Note 4.

Note 2. Investments

Net realized gains (losses) on investments	Six months ended June 30, 2009
Aggregate proceeds – common stock	$662,103
Aggregate cost – common stock	864,628

Net realized gains (losses) on investments	$(202,525)

Aggregate cost of securities purchased
Common stocks	$874,380

Note 3. Fees and Other Transactions with Affiliates

Under the Second Restated and Amended Investment Advisory Agreement with CAC (the Amended Advisory Agreement), Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, fees of Committee Members not employed by CAC, printing costs and fidelity bond insurance. CAC pays for fees and expenses related to the sale of accumulation units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) pays CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1.0% of the average daily net asset value of Separate Account (B).

The assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1.0% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies (other than money market funds) for the six months ended June 30, 2009. Accordingly, no such reimbursement was required during such period.

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in accumulation unit transaction withdrawals in the Statements of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and expenses paid to CAC Six months ended June 30, 2009
Investment advisory fees charged to participants’ equity	$64,344
Administrative fees paid by participants	—

Total	$64,344

Note 4. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.

Level 1 – Quoted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.

Level 3 – Valuations derived from valuation techniques in which one or more significant inputs are unobservable.

Assets and liabilities measured at fair value on a recurring basis are summarized below.

June 30, 2009	Level 1	Level 2	Level 3	Total investments at fair value
Common stocks	$27,545,300	$—	$—	$27,545,300
Money market fund	239,849	—	—	239,849

Total investments	$27,785,149	$—	$—	$27,785,149

Common stocks and the money market fund, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a fund which is actively traded.

The carrying value of financial instruments including Dividends and interest receivable, Receivable from Continental Assurance Company for fund deposits, Fees payable to Continental Assurance Company and Accrued expenses, reported on the Statement of Assets and Liabilities, approximate fair value because of the short term nature of these items.

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by CAC, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Disinterested Committee Members
Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Born February 15, 1938	Committee Member	One Year Since February 1986	Financial Consultant	One	None
Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Born June 27, 1940	Committee Member	One Year Since June 2004	Retired	One	None
Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Born February 10, 1936	Committee Member	One Year Since April 1987	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing)	One	None

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Interested Committee Members and Executive Officers*
Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Born June 19, 1955	Committee Member; Chairman and President	One Year Since May 2003	Senior Vice President and Treasurer of CAC and Casualty since April 2007; prior thereto Vice President and Treasurer of CAC and Casualty	One	None
Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Born March 29, 1953	Committee Member; Vice President and Treasurer	One Year Since November 1997	Vice President and Assistant Treasurer of CAC and Casualty; Portfolio Manager of Separate Account (B)	One	None
Thomas C. Scott 333 South Wabash Avenue Chicago, Illinois 60604 Born March 4, 1947	Principal Executive Officer	N/A Since July 2009	Senior Vice President of CAC’s Life and Group Operations	N/A	None
Lawrence J. Boysen 333 South Wabash Avenue Chicago, Illinois 60604 Born December 3, 1955	Principal Financial and Accounting Officer	N/A Since July 2009	Senior Vice President and Corporate Controller of CAC and Casualty	N/A	None
Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Born October 10, 1966	Chief Compliance Officer	One Year Since August 2004	Assistant Vice President and Assistant General Counsel of CAC and Casualty since April 2006; prior thereto Director and Senior Counsel of CAC and Casualty	N/A	None
*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC or any of its affiliated companies. See “Remuneration of Committee Members” for a further description of the affiliated companies.

Remuneration of Committee Members

Separate Account (B) pays Committee Members a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. However, no payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer, or employee of, or special consultant to, CAC, Casualty, CNAF or any of their affiliated companies (an “interested person”). Therefore, neither Mr. Hemme nor Ms. McGirr has received, nor will receive, any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting

Separate Account (B) files its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q which, when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Pension Client Services—42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604.

Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2009 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain Separate Account (B)’s proxy voting guidelines, information regarding how proxies were voted, Separate Account (B)’s complete schedule of investments, and other fund information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Committee Members’ Review of the Revisions to the Investment Advisory Agreement

Before recommending the continuation of the Second Restated and Amended Investment Advisory Agreement between Continental Assurance Company Separate Account (B) and Continental Assurance Company (the Advisory Agreement), the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of Continental Assurance Company and the Advisory Agreement.

The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable funds, the S&P 500/Citigroup Growth Index® and the S&P 500 Index® (with dividend reinvestment). The Committee Members noted that while Separate Account (B) underperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar year 2008, Separate Account (B) outperformed its benchmark for the 5 and 10 year periods ended December 31, 2008. In addition, the Committee Members reviewed the list of and cost for advisory services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC’s services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts.

The Committee Members also considered the fact that CAC sold the vast majority of its life and group businesses in 2004 and is no longer soliciting sales in the remaining life and group businesses and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members also noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years, and Separate Account (B) could potentially obtain some economies of scale with another adviser that managed multiple funds. The Committee Members pointed out that CAC has had a favorable history and relationship with Separate Account (B), a good reputation, the strong qualifications of CAC’s personnel, and that other advisers may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable cost given the relative small size of Separate Account (B). The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Advisory Agreement with CAC at the prior year’s Annual Meeting of Participants.

At the conclusion of its review of these factors, the Committee Members unanimously approved the continuation of the Advisory Agreement on its present terms and conditions at the February 3, 2009 meeting, and recommended that its recommendation be submitted to a vote of the Participants of Separate Account (B) at the May 1, 2009 Annual Meeting. The Participants approved the continuation of the Advisory Agreement at the May 1, 2009 Annual Meeting.

Matters Submitted to a Vote of Participants

At the May 1, 2009 Annual Meeting of Participants, the following three matters were voted upon:

1.	Election of Committee Members:

Nominees	For	Withheld	Abstain
Richard T. Fox	591,093	67,375	0
Dennis R. Hemme	611,460	47,008	0
Marilou R. McGirr	611,460	47,008	0
Petrine J. Nielsen	591,093	67,375	0
Peter J. Wrenn	591,093	67,375	0

The minimum percentage for such nominees was 89.8% of the total units present.

2.	Approval of the Continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company:

For	Against	Abstain
611,024	0	47,444

The votes in favor of the continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company represent 92.8% of the total units present.

3.	Ratification of the Committee Members’ selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Separate Account for the fiscal year ending December 31, 2009:

For	Against	Abstain
617,192	1,843	39,433

The votes in favor of the Committee Members’ selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Separate Account for the fiscal year ending December 31, 2009 represent 93.7% of the total units present.

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

(a)	Information included in Item 1.

(b)	No disclosure is required by this Item 6(b).

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which participants may recommend nominees to the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (1940 Act)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a) (1) Registrant’s Code of Ethics: Not applicable. Please see Item 2 above.

(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.

(a) (3) Not applicable to the Registrant.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott Principal Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ LAWRENCE J. BOYSEN
Lawrence J. Boysen Principal Financial and Accounting Officer

Date: August 28, 2009

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott Principal Executive Officer

Date: August 28, 2009